                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

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                                 FORM 8-A

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                  PURSUANT TO SECTION 12(b) OR (g) OF THE

                      SECURITIES EXCHANGE ACT OF 1934

                                VISCORP, INC.

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           (Exact name of registrant as specified in its charter)

        Delaware                                         20-4857782

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(State of incorporation or                          (I.R.S. Employer

       organization)                             Identification Number)

  627 Nevin Avenue, Sewickley, PA                        15143

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  (Address of principal executive offices)              (Zip Code)

    executive offices)

                  SECURITIES TO BE REGISTERED PURSUANT TO

                         SECTION 12(b) OF THE ACT:

Title of each class                        Name of each exchange on which

to be registered                           each class is to be registered

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      None

N/A

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

                  SEC Registration File No. 333-135322

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Securities Act registration statement file number to which this form relates

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                 Common Stock, par value $.001 per share

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                             Title of Class

Item 1.  Description of Registrant's Securities to be Registered.

      The description of the Registrant's Common Stock of the Registrant

included under the caption "Securities Being Offered" and in the Exhibit "Specimen Stock Certificate", and the Certificate of Incorporation and By-laws, set forth in the Prospectus contained in the Registration Statement on Form SB-1 of the Registrant (Registration No. 333-135322, filed with the Securities and Exchange Commission on July 26, 2006 (the "Original Filing"), as further amended from time to time (collectively, the "Registration Statement"), are incorporated herein by reference.

Item 2.  Exhibits.

     1. Certificate of Formation as a Limited Liability Company of registrant  (incorporated by reference herein from Exhibit 2.1 to Form SB-1, Registration No. 333-135322)

     2. Certificate of Conversion from a Limited Liability Company to a Corporation of Registrant (incorporated by reference herein from Exhibit 2.2 to Form SB-1, Registration No. 333-135322)

     2. Certificate of Incorporation of Registrant (incorporated by reference herein from Exhibit 2.3 to Form SB-1, Registration No. 333-135322)

     3.  By-laws of registrant (incorporated by reference herein from Exhibit

2.4 to Form SB-1, Registration No. 333-135322)

     4.  Specimen stock certificate  (incorporated by reference herein from Exhibit 3.1 to Form SB-1, Registration No. 333-135322)

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange

Act of 1934, as amended, the Registrant has duly caused this Registration

Statement to be signed on its behalf by the undersigned, thereto duly authorized.

VISCORP, INC., Registrant

September 22, 2006	By: /s/ Charles Driscoll Charles Driscoll, President, Secretary, CEO and Chairman of the Board of Directors

September 22, 2006	By: /s/ Charles Driscoll Charles Driscoll, Treasurer, Chief Financial Officer, Principal Accounting Officer